                                                                    Exhibit 99.1

                                     LOGO

                             LETTER OF TRANSMITTAL

                                   TENDER OF
      FIXED RATE NONCUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES B
                                IN EXCHANGE FOR
      FIXED RATE NONCUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES C
                                      OF

                            HELLER FINANCIAL, INC.

               PURSUANT TO THE PROSPECTUS DATED           , 1997


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
   , 1997, UNLESS EXTENDED (IN ANY CASE, THE "EXPIRATION DATE"). FIXED RATE NONCUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES B ("ORIGINAL PREFERRED STOCK"), TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                        Deliver To The Exchange Agent:
                               BankBoston, N.A.

 By Hand/Overnight Courier/Registered               By Facsimile:
          or Certified Mail:                       (617) 575-2233

          BankBoston, N.A.                      Confirm by Telephone:
     c/o Boston EquiServe L.P.                     (617) 575-3400
   Attn: Corporate Reorganization
         150 Royall Street
    Canton, Massachusetts 02021

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned hereby acknowledges that the undersigned has received and
reviewed the Prospectus, dated           , 1997 (as the same may be amended
from time to time, the "Prospectus"), of Heller Financial, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series C (the "Exchange Preferred Stock"), for an equal number of shares of its issued and outstanding Original Preferred Stock. The terms of the Exchange Preferred Stock are substantially the same in all material respects as those of the Original Preferred Stock, except that the Exchange Preferred Stock has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting its transfer under the Securities Act and will not contain provisions regarding minimum unit size, registration rights or the payment of additional dividends under certain circumstances relating to the timing of the Exchange Offer or the filing of registration statements. The term "Expiration Date" shall mean 5:00 p.m., New
York City time, on         , 1997, unless the Company, in its sole discretion,
extends the Exchange Offer, in which case such term shall mean the latest date and time to which the Exchange Offer is extended. The Company shall notify the

Holders (as defined herein) of the Original Preferred Stock of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  This Letter of Transmittal is to be used by a Holder of Original Preferred Stock if (i) certificates representing Original Preferred Stock are to be forwarded herewith or (ii) delivery of Original Preferred Stock is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Holders of Original Preferred Stock (i) whose Original Preferred Stock is not immediately available, (ii) who are unable to complete the procedure for book-entry transfer on a timely basis, or (iii) who are unable to deliver their Original Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender their Original Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Original Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Preferred Stock must complete this Letter of Transmittal in its entirety.

  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the Original Preferred Stock to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                DESCRIPTION OF ORIGINAL PREFERRED STOCK TENDERED

-------------------------------------------------------------------------------------------
                                                                    AGGREGATE
                                                                    NUMBER OF
                                                                    SHARES OF
                                                                     ORIGINAL
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                PREFERRED
      EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATES                    STOCK      NUMBER OF
              FOR ORIGINAL PREFERRED STOCK            CERTIFICATE REPRESENTED BY   SHARES
               (PLEASE FILL IN, IF BLANK)              NUMBER(S)* CERTIFICATE(S) TENDERED**
-------------------------------------------------------------------------------------------
                                             ----------------------------------------------
                                             ----------------------------------------------
                                             ----------------------------------------------

                                              TOTAL
--------------------------------------------------------------------------------
 *Need not be completed if Original Preferred Stock is being tendered by book-
  entry transfer.
 **Unless otherwise indicated, any tendering Holder of Original Preferred
  Stock will be deemed to have tendered the entire aggregate number of shares represented by the certificate(s) or Book-Entry Confirmation for such Original Preferred Stock.


 [_] CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL PREFERRED STOCK ARE
   ENCLOSED HEREWITH.

 [_] CHECK HERE IF TENDERED ORIGINAL PREFERRED STOCK IS BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Holder: _________________________________________________

  Account Number: ___________________________________________________________

  Transaction Code Number: __________________________________________________

 [_] CHECK HERE IF TENDERED ORIGINAL PREFERRED STOCK IS BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) of Original Preferred Stock: ______________

  Date of Execution of Notice of Guaranteed Delivery: _______________________

  Window Ticket Number (if any): ____________________________________________
  Name of Eligible Institution that Guaranteed Delivery: ____________________ Account Number (if delivered by book-entry transfer): _____________________

 [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: _____________________________________________________________________

  Address: __________________________________________________________________

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of Exchange Preferred Stock. If the undersigned is a broker-dealer that will receive Exchange Preferred Stock for its own account in exchange for Original Preferred Stock, it acknowledges that the Original Preferred Stock was acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred Stock. The undersigned, by so acknowledging and by delivering a prospectus, will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the number of shares of Original Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the number of shares of Original Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Preferred Stock tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Preferred Stock with full power of substitution, to (i) deliver certificates representing such Original Preferred Stock or transfer ownership of such Original Preferred Stock on the account books maintained by DTC, as the case may be, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Original Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Preferred Stock tendered hereby and to acquire the Exchange Preferred Stock issuable upon the exchange of such tendered Original Preferred Stock and that the Company will acquire good and unencumbered title to the Original Preferred Stock tendered hereby, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

  The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in several no-action letters issued to third parties by the Staff of the Securities and Exchange Commission (the "Commission") that the Exchange Preferred Stock issued in exchange for the Original Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Preferred Stock is acquired in the ordinary course of such Holders' business and such Holders are not engaging in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such Exchange Preferred Stock. The undersigned hereby further represents to the Company that (i) any Exchange Preferred Stock acquired in exchange for Original Preferred Stock tendered hereby is being acquired in the ordinary course of business of the person obtaining such Exchange Preferred Stock, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in, intends to engage in, or has an arrangement or understanding with any person to participate in, a distribution of the Exchange Preferred Stock, and (iii) neither the Holder not any such other person is an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act.

  If the undersigned or the person receiving the Exchange Preferred Stock is a broker-dealer that is receiving Exchange Preferred Stock for its own account in exchange for Original Preferred Stock that was acquired as a result of market-making activities or other trading activities (other than Original Preferred Stock acquired directly from the Company), the undersigned acknowledges that it or such other person may be deemed to be an "underwriter" within the meaning of the Securities Act and, therefore, will deliver a prospectus in connection with any resale of such Exchange Preferred Stock. The undersigned will not be deemed, by so acknowledging and by delivering a prospectus, to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that, if the undersigned or the person receiving the Exchange Preferred Stock is an "affiliate" (as defined in Rule 405 under the Securities
Act) or is participating in the Exchange Offer for the purpose of distributing the Exchange Preferred Stock, (i) the undersigned or such other person cannot rely on the position of the Staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Preferred Stock, in which case the registration statement must contain the selling security holder information required by the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned or such other person incurring liability under the Securities Act for which the undersigned or such other person is not indemnified by the Company.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Preferred Stock tendered hereby, including the transfer of such Original Preferred Stock on the account books maintained by DTC.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Preferred Stock when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Original Preferred Stock that is not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned acknowledges that the Company's acceptance of properly tendered Original Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders".

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing any Exchange Preferred Stock or credit the Holder's account at DTC with respect to the Exchange Preferred Stock, as the case may be, issued in exchange for the Original Preferred Stock accepted for exchange and return any certificates representing any Original Preferred Stock or credit the Holder's account at DTC with respect to any Original Preferred Stock, as the case may be, not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver any certificates representing the Exchange Preferred Stock issued in exchange for the Original Preferred Stock accepted for exchange and any certificates representing any Original Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Preferred Stock issued in exchange for the Original Preferred Stock accepted for exchange in the name(s) of, and return any Original Preferred Stock not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Preferred Stock so tendered for exchange.

                        PLEASE SIGN HERE WHETHER OR NOT
          ORIGINAL PREFERRED STOCK IS BEING PHYSICALLY TENDERED HEREBY (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 X
   ---------------------------------------------------------
                                                                 -------------
                                                                     Date
 X
   ---------------------------------------------------------
                                                                 -------------
                                                                     Date
 Area Code and Telephone Number:
                          ---------------------

   The above line(s) must be signed by the registered Holder(s) of Original Preferred Stock as their name(s) appear(s) on the Original Preferred Stock or by person(s) authorized to become registered Holder(s) by a properly completed stock power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Preferred Stock to which this Letter of Transmittal relates is held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

 Name(s)
     -----------------------------------------------------------------------
                              (Please Type or Print)
     -----------------------------------------------------------------------
                              (Please Type or Print)
 Capacity:
     -----------------------------------------------------------------------

 Address:
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
                                (Include Zip Code)



                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

 Signature(s) Guaranteed by an Eligible Institution:

     -----------------------------------------------------------------------
                              (Authorized Signature)
     -----------------------------------------------------------------------
                                     (Title)
     -----------------------------------------------------------------------
                                  (Name of Firm)
     -----------------------------------------------------------------------
                           (Address, Include Zip Code)
     -----------------------------------------------------------------------
                         (Area Code and Telephone Number)
     Dated: __________________________________________________________, 1997

    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 5 AND 6)               (SEE INSTRUCTIONS 5 AND 6)


 To be completed ONLY (i) if              To be completed ONLY if
 certificates for Original Preferred      certificates for Original Preferred
 Stock for a number of shares not         Stock for a number of shares, or
 tendered, or for Exchange Preferred      for Exchange Preferred Stock issued
 Stock issued in exchange for             in exchange for Original Preferred
 Original Preferred Stock accepted        Stock accepted for exchange, are to
 for exchange, are to be issued in        be mailed or delivered to someone
 the name of someone other than the       other than the undersigned or to
 undersigned, or (ii) if Original         the undersigned at an address other
 Preferred Stock tendered by book-        than that shown below the
 entry transfer which is not              undersigned's signature.
 exchanged, or Exchange Preferred
 Stock issued in exchange for
 Original Preferred Stock accepted
 for exchange, is to be credited to
 an account maintained at DTC other
 than the account previously
 indicated herein.

                                          Mail or deliver Certificates to:

                                          Name:
                                                 -----------------------------
                                                 (Please Type or Print)

 [_] Issue Certificate(s) to:             Address:
                                                 -----------------------------

 Name(s):

     -----------------------------        ------------------------------------
        (Please Type or Print)                     (Include Zip Code)


 ------------------------------------     ------------------------------------
        (Please Type or Print)               (Tax Identification or Social
                                                     Security No.)
 Address:

     -----------------------------


 ------------------------------------
          (Include Zip Code)

 ------------------------------------
    (Tax Identification or Social
            Security No.)

    (Complete Substitute Form W-9)

 [_] Credit book-entry transfers to
   DTC as set forth below:

 ------------------------------------
 (DTC Account Number, if applicable)

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL PREFERRED STOCK OR BOOK-ENTRY CONFIRMATIONS. All physically delivered certificates representing Original Preferred Stock or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Original Preferred Stock tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent shall be at the election and sole risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Original Preferred Stock should be sent to the Company.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Original Preferred Stock and (i) whose Original Preferred Stock is not immediately available, (ii) who are unable to complete the procedure for book-entry transfer on a timely basis, or (iii) who are unable to deliver their Original Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, must tender their Original Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Preferred Stock, the certificate number(s) of such Original Preferred Stock or the name and number of the Holder's account at DTC, as the case may be, and the number of shares of Original Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificates for tendered shares of Original Preferred Stock in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required hereby will be received by the Exchange Agent; and (c) this Letter of Transmittal (or facsimile hereof), properly completed and executed, the certificates for tendered shares of Original Preferred Stock in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required hereby are received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

  Any Holder of Original Preferred Stock who wishes to tender Original Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Preferred Stock according to the guaranteed delivery procedures set forth above.

  3. TENDER BY HOLDER. Only a Holder of Original Preferred Stock may tender such Original Preferred Stock in the Exchange Offer. Any beneficial owner of Original Preferred Stock that is not the registered Holder and that wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on its behalf or must, prior to completing and executing this Letter of Transmittal and delivering its Original Preferred Stock, either make appropriate arrangements to register ownership of the Original Preferred Stock in such Holder's name or obtain a properly completed stock power from the registered Holder.

  4. PARTIAL TENDERS. If less than a Holder's entire number of shares of Original Preferred Stock is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled
"Description of Original Preferred Stock" above. The entire number of shares of Original Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Original Preferred Stock is not tendered, then certificates for the number of shares of Original Preferred Stock not tendered and certificates for Exchange Preferred Stock issued in exchange for any Original Preferred Stock accepted will be sent to the Holder at his or her registered address (or such shares will be credited to an account at DTC maintained by the Holder), unless a different address (or account at
DTC) is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Preferred Stock is accepted for exchange.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Original Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Preferred Stock without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Original Preferred Stock listed and tendered hereby and the certificates for Exchange Preferred Stock issued in exchange therefor are to be issued (or any untendered number of shares of Original Preferred Stock is to be reissued) to the registered Holder and neither the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" has been completed, then such Holder need not and should not endorse any tendered Original Preferred Stock nor provide a separate stock power. In any other case, such Holder must either properly endorse the Original Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Original Preferred Stock listed, such Original Preferred Stock must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered Holder or Holders appears on the Original Preferred Stock.

  If this Letter of Transmittal (or facsimile hereof) or any Original Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Original Preferred Stock or signatures on stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

  No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Original Preferred Stock tendered herewith and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Original Preferred Stock is tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at DTC) to which Exchange Preferred Stock or substitute Original Preferred Stock for shares not tendered or not accepted for exchange are to be issued or sent, if different from the name and address (or account at DTC) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Preferred Stock pursuant to the Exchange Offer. If, however, Exchange Preferred Stock, or Original Preferred Stock for shares not tendered or accepted for exchange, is to be delivered to, or is to be registered or issued in the name of, any person other than the registered Holder of the Original Preferred Stock tendered hereby, or if tendered Original Preferred Stock is registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL PREFERRED STOCK LISTED IN THIS LETTER OF TRANSMITTAL.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Holder of any Original Preferred Stock which is accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering Holder must provide its correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified the Holder that it is no longer subject to backup withholding. If the Original Preferred Stock is registered in more than one name or is not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right, in its sole discretion, to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance or withdrawal of tendered Original Preferred Stock will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Original Preferred Stock not validly tendered or any Original Preferred Stock, the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Original Preferred Stock as to any ineligibility of any Holder who seeks to tender Original Preferred Stock in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Preferred Stock must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Original Preferred Stock, but shall not incur any liability for failure to give such notification. Tenders of Original Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Preferred Stock received by the Exchange Agent that is not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus with respect to any Original Preferred Stock tendered.

  11. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL PREFERRED STOCK. If any certificates representing Original Preferred Stock have been mutilated, lost, stolen or destroyed, the Holder of such Original Preferred Stock should contact the Exchange Agent at the address indicated above for further instructions.

  12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal should be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal.

  13. ACCEPTANCE OF TENDERED ORIGINAL PREFERRED STOCK AND ISSUANCE OF EXCHANGE PREFERRED STOCK; RETURN OF ORIGINAL PREFERRED STOCK. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Original Preferred Stock as soon as practicable after the Expiration Date and will issue Exchange Preferred Stock therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Original Preferred Stock when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Original Preferred Stock is not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Original Preferred Stock will be returned, without expense, to the undersigned at the address shown above (or credited to the Exchange Agent's account at DTC in the name of the undersigned) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

  14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF, TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION REPRESENTING TENDERED ORIGINAL PREFERRED STOCK OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

         (TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 8))
                      PAYOR'S NAME: HELLER FINANCIAL, INC.

                       Part I -- Taxpayer
                       Identification No.--      -------------------------
                       For All Accounts
 SUBSTITUTE            Enter your taxpayer
 FORM W-9              identification             Social security number
                       number on the
                       appropriate line.
                       For most individuals
                       and sole
                       proprietors, this is
                       your social security
                       number. For other
                       entities, it is your
                       Employer
                       Identification
                       Number. If you do
                       not have a number,
                       see How to Obtain a
                       TIN in the enclosed
                       Guidelines.

 DEPARTMENT OF THE     Note: If the account
 TREASURY              is in more than one                  OR
 INTERNAL REVENUE      name, see the chart       -------------------------
 SERVICE               on page 2 of the           Employer identification
                       enclosed Guidelines                number
                       to determine what
                       number to enter.
                       Under penalties of perjury, I certify
                       that:
 PAYER'S REQUEST       (1) The number shown on this form is my correct
 FOR                       Taxpayer Identification Number (or I am
                           waiting for a number to be issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

 TAXPAYER            ------------------------------------------------------
 IDENTIFICATION        Part II -- Certification -- For Payees Exempt
 NO.                   from Backup Withholding (see enclosed Guidelines)
                       (2) I am not subject to backup withholding either
                           because (a) I am exempt from backup
                           withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                       (3) Any other information provided on this form
                           is true, correct and complete.
                       SIGNATURE ____________________________ DATE _______


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.